Exhibit 10.41

FIRST AMENDMENT TO FINANCING AGREEMENT

This FIRST AMENDMENT TO FINANCING AGREEMENT, dated as of June 10, 2022 and effective as of March 31, 2022 (this “Agreement”), to the Financing Agreement, dated as of March 16, 2021 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, the “Financing Agreement”), by and among Obagi Global Holdings Limited, an exempted company incorporated under the laws of the Cayman Islands with limited liability (the “Ultimate Parent”), Obagi Holdings Company Limited, an exempted company incorporated under the laws of the Cayman Islands with limited liability, Obagi Cosmeceuticals LLC, a Delaware limited liability company (together with each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Ultimate Parent listed as a “Guarantor” on the signature pages thereto (together with the Ultimate Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each, a “Guarantor” and, collectively, the “Guarantors”; the Guarantors and the Borrowers, collectively, are referred to herein as the “Loan Parties”, and each, a “Loan Party”), the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”), TCW Asset Management Company LLC, a Delaware limited liability company (“TCW”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and TCW, as administrative agent for the Lenders.

W I T N E S S E T H :

WHEREAS, the Loan Parties have requested that the Collateral Agent and the Required Lenders effect certain amendments to the Financing Agreement, in each case as further detailed herein; and

WHEREAS, pursuant to Section 12.02 of the Financing Agreement, the amendments requested by the Loan Parties must be in writing agreed to by the Collateral Agent and the Required Lenders, and the Collateral Agent and the Required Lenders are willing to agree to such amendments on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Defined Terms.  Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

2.
Amendments.  Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations and warranties set forth in Section 4 below, the Financing Agreement is hereby amended, effective as of March 31, 2022, as follows:

(a)
Clause (b) of Section 7.03 of the Financing Agreement is hereby amended by replacing “3.50 to 1.00” where it appears therein (in the column with the heading “Leverage Ratio” opposite “March 31, 2022” in the column with the heading “Fiscal Quarter End”) with “4.59 to 1.00”.

3.
Conditions to Effectiveness.  This Agreement shall become effective only upon satisfaction in full, in a manner satisfactory to the Collateral Agent, of the following conditions precedent (the date such conditions are fulfilled or waived by the Collateral Agent is hereinafter referred to as the “Effective Date”):

(a)
The Collateral Agent shall have received this Agreement, duly executed by each Borrower, each Guarantor, the Collateral Agent, and Lenders constituting the Required Lenders.

(b)
Immediately after giving effect to this Agreement, the representations and warranties contained in this Agreement and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date (except to the extent that any such representation and warranty expressly relates solely to an earlier date, in which case, such representation and warranty shall be true and correct as of such earlier date).

(c)
Immediately after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing on the Effective Date.

(d)
The Loan Parties shall have paid (i) a waiver fee to the Collateral Agent for the ratable benefit of the Lenders in the amount of $742,438.00, which fee shall be earned in full as of the Effective Date and shall be non-refundable, and (ii) all other fees, costs, expenses and taxes then payable, if any, pursuant to Section 2.06 or 12.04 of the Financing Agreement).

4.
Representations and Warranties.  Each of the Loan Parties represents and warrants as follows:

(a)
The execution, delivery and performance by such Loan Party of this Agreement and the performance by such Loan Party of the Financing Agreement, as modified hereby, have been duly authorized by all necessary action, and such Loan Party has all requisite power, authority and legal right to execute, deliver and perform this Agreement and to perform the Financing Agreement, as modified hereby.

(b)
This Agreement and the Financing Agreement, as modified hereby, is a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

(c)
The following statements are true and correct after giving effect to the amendments set forth in Section 2: (i) the representations and warranties contained in this Agreement, ARTICLE VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing on the Effective Date or would result from this Agreement becoming effective in accordance with its terms.

5.
Release.  Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates or Related Funds, or any of the directors, officers, employees, agents, attorneys or consultants of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates.  Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies.  Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Effective Date directly arising out of, connected with or related to this Agreement, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.  Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

6.
Miscellaneous.

(a)
Continued Effectiveness of the Financing Agreement.  Except as otherwise expressly provided herein, the Financing Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.  Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not:  (i) operate as an amendment, modification or waiver of any right, power or remedy of the Agents or the Lenders under the Financing Agreement or any other Loan Document; (ii) constitute an amendment or waiver of any provision of the Financing Agreement or any other Loan Document; or (iii) constitute a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Financing Agreement or any other Loan Document, and the Agents and the Lenders expressly reserve all of their rights and remedies under the Financing Agreement and the other Loan Documents, under applicable law and otherwise.

(b)
Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement.

(c)
Headings.  Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(d)
Costs and Expenses.  The Loan Parties agree to pay on demand all fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Agreement.

(e)
Agreement as Loan Document.  Each Loan Party hereby acknowledges and agrees that this Agreement constitutes a “Loan Document” under the Financing Agreement.  Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Agreement shall have been incorrect in any respect when made or deemed made or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Agreement.

(f)
Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(g)
Waiver of Jury Trial.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS Agreement OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

OBAGI COSMECEUTICALS LLC

By:	/s/ Jaime Castle
Name: Jaime Castle
Title: President and Chief Executive Officer

GUARANTORS:

OBAGI HOLDINGS COMPANY LIMITED

By:	/s/ Jaime Castle
Name: Jaime Castle
Title: President

OBAGI GLOBAL HOLDINGS LIMITED

By:	/s/ Jaime Castle
Name: Jaime Castle
Title: Authorized Representative

CLINACTIV TECHNOLOGY LIMITED

By:	/s/ Simon Dai
Name: Simon Dai
Title: Authorized Representative

CLINACTIV(US) LLC

By:	/s/ Jaime Castle
Name: Jaime Castle
Title: President

[Signature Page to Amendment]

COLLATERAL AGENT:

TCW ASSET MANAGEMENT COMPANY LLC

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to Amendment]

REQUIRED LENDERS:

SAFETY NATIONAL CASUALTY CORPORATION, as a Lender

By:	TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY, as a Lender

By:	TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC, as a Lender

By:	TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW BRAZOS FUND LLC, as a Lender

By:	TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to Amendment]

TCW SKYLINE LENDING, L.P, as a Lender

By:	TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

US SPECIALTY INSURANCE COMPANY, as a Lender

By:	TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW DL VII FINANCING, LLC, as a Lender

By:	TCW Asset Management Company LLC, its Collateral Manager

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY, as a Lender

By:	TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW WV FINANCING LLC, as a Lender

By:	TCW Asset Management Company LLC, its Collateral Manager

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to Amendment]

TCW DIRECT LENDING VII LLC, as a Lender

By:	TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

CLIFFWATER CORPORATE LENDING FUND, as a Lender

By:	/s/ Stephen Nesbitt
Name: Stephen Nesbitt
Title: President

PINEY LAKE OPPORTUNITIES NON-ECI MASTER FUND LP, as a Lender

By:	Piney Lake Capital Management LP, as Advisor

By:	/s/ Michael B. Lazar
Name: Michael B. Lazar
Title: President

PL MOUNT POWELL NON-ECI LLC, as a Lender

By:	Piney Lake Capital Management LP, as Collateral Manager

By:	/s/ Michael B. Lazar
Name: Michael B. Lazar
Title: President

[Signature Page to Amendment]